Stock-Based Compensation Expense	12 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation Expense

14. Stock-Based Compensation Expense

The Company established the Histogen Inc. 2007 Stock Plan (the “2007 Plan”) effective as of November 28, 2007. The Company was authorized to issue 14 million shares of common stock to employees, directors and consultants under the 2007 Plan. The 2007 Plan permits the issuance of incentive stock options (ISOs), non-statutory stock options (NSOs) and Stock Purchase Rights (“SPR”). NSOs may be granted to employees, directors or consultants, while ISOs may be granted only to employees. Options granted vest over a maximum period of four years and expire ten years from the date of grant. This plan expired in November 2017. No shares of common stock were granted under this plan during the years ended December 31, 2019 and 2018.

On December 18, 2017, the Company established the Histogen Inc. 2017 Stock Plan (the “2017 Plan”). Under the 2017 Plan, the Company is authorized to issue a maximum aggregate of 5.8 million shares of common stock with adjustments for unissued or forfeited shares under the predecessor plan. In April 2019, the Company amended the 2017 Plan, which increased the number of common stock available for grants by 2,278,007 shares. The 2017 Plan retained substantially all of the terms of the 2007 Plan and expires in December of 2027.

Performance-based Stock Options

On January 24, 2019, the Company issued 3,382,923 stock options to its newly appointed Chief Executive Officer. In accordance with the original award agreement, 40% of the options would vest immediately upon an initial public offering or 45 days following a change in control, as defined in the award agreement, while the remaining 60% are subject to vesting, of which 25% vest on the first anniversary of the grant date and then ratably over the remaining 36 months.

On January 28, 2020, the award agreement was amended whereby the 40% of stock options (“Liquidity Option Shares”) subject to vesting upon an initial public offering or 45 days following a change in control will now vest immediately upon meeting certain performance-based criteria. The vesting of the Liquidity Option Shares is divided into four separate tranches, each vesting 25% of the Liquidity Option Shares, upon: (1) the closing of the proposed merger with Conatus; (2) upon the date that the market capitalization of the combined company exceeds $200,000,000; (3) upon the date that the market capitalization of the combined company exceeds $275,000,000, and; (4) upon the date that the market capitalization of the combined company exceeds $300,000,000. Additionally, in the event that the Chief Executive Officer’s employment with the Company is terminated without cause or he resigns for good reason, an additional portion of the stock options award will vest equal to the number of such options which would have vested in the 12 months following the date of such termination.

Recognition of stock-based compensation associated with performance-based stock options commences when the performance criteria is probable of achievement, using management’s best estimates. As of December 31, 2019, none of the performance-based stock options were exercisable because none of the performance-based criteria had been achieved. Because achievement of any of the performance-based criteria was not deemed probable as of December 31, 2019, the Company did not record any expense for these stock options through December 31, 2019.

The following summarizes activity related to the Company’s stock options under the 2007 Plan and 2017 Plan for the years ended December 31, 2019 and 2018:

	Options Outstanding	Weighted- average Exercise Price	Weighted-average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2017	5,730,000	$0.17	5.10	$2,174
Granted	1,400,000	0.57
Exercised	(790,000)	0.14
Cancelled / Forfeited	(190,000)	0.42

Outstanding at December 31, 2018	6,150,000	$0.26	5.60	$3,098
Granted	3,722,923	0.76
Exercised	(250,000)	0.14
Cancelled / Forfeited	(125,000)	0.63
Outstanding at December 31, 2019	9,497,923	$0.45	6.34	$2,926

Vested and exercisable at December 31, 2019	5,272,552	$0.23	4.24	$2,814

For the year ended December 31, 2019, the Company granted its employees and directors 3.7 million stock options at a weighted-average grant date fair value per share equal to $0.49. For the year ended December 31, 2018, the Company granted its employees and directors 1.2 million stock options and non-employees 0.2 million options, at a weighted-average grant date fair value per share equal to $0.35 and $0.34, respectively.

As of December 31, 2019 and 2018, the unrecognized compensation costs related to outstanding stock options (excluding those with unachieved performance-based conditions) was $1.1 million and $373 thousand, respectively, which was expected to be recognized as expense over approximately 2.9 years and 2.3 years, respectively.

For the year ended December 31, 2019, 250,000 stock options were exercised pursuant to a cashless exercise, whereby 45,231 shares were forfeited to cover the aggregate exercise price and the remaining 204,769 shares were issued to the holders. For the year ended December 31, 2018, 225,000 stock options were exercised pursuant to a cashless exercise, whereby 63,637 shares were forfeited to cover the aggregate exercise price and the remaining 161,363 shares were issued to the holders. The total intrinsic value, which is the amount by which the exercise price was exceeded by the fair value of the Company’s common stock on the date of exercise, of stock options exercised during the year ended December 31, 2019 was $129 thousand.

Valuation of Stock Option Awards

The following weighted-average assumptions were used to calculate the fair value of awards granted to employees, directors and non-employees:

	Years Ended December 31,
	2019	2018
Expected volatility	70.0%	63.9%
Risk-free interest rate	2.5%	2.8%
Expected option life (in years)	6.25	6.25
Expected dividend yield	0.0%	0.0%

Compensation Costs

The compensation cost that has been included in the Company’s consolidated statements of operations for all stock-based compensation arrangements is detailed as follows (in thousands):

	Years Ended December 31,
	2019	2018
Cost of product revenues	$38	$25
Research and development	34	54
General and administrative	366	247

Total	$438	$326

Common Stock Reserved for Future Issuance

Common stock reserved for future issuance is as follows:

December 31, 2019
Common stock warrants	25,000
Convertible preferred stock (if converted)	35,184,882
Common stock options issued and outstanding	9,497,923
Common stock available for issuance under the 2007 Plan	—
Common stock available for issuance under the 2017 Plan	3,391,412

48,099,217